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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   July 30, 1998
                                                           -------------

                                TRIBUNE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     1-8572                  36-1880355
----------------------------         ------------          ------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


435 North Michigan Avenue, Chicago, Illinois                      60611
--------------------------------------------                    ----------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (312) 222-9100


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.
         -------------
On July 31, 1998, Tribune Company ("Tribune") announced the offering of three-year notes in the form of Debt Exchangeable for Common Stock(SM) (DECS(SM)) exchangeable at maturity on August 15, 2001 into The Learning Company ("TLC") common shares or, at Tribune's option, into an equivalent amount of cash.

Tribune has offered 4.6 million DECS at an issue price of $27.9375 per DECS, for gross proceeds of $128.5 million. The coupon on the DECS is 6 1/4 percent, and the notes are not callable prior to maturity. With the DECS structure, Tribune retains all of the first 20.4 percent market value appreciation in The Learning Company common stock from $27.9375 and 16.9 percent of all further appreciation above $33.625, but does not share in any decline in value of TLC common stock below $27.9375.

Tribune acquired its 5.2 million shares of TLC common stock in connection with its sale of its Compton's New Media subsidiary to The Learning Company in December 1995.

Salomon Smith Barney was the sole manager on the offering. The DECS will be listed on the NYSE under the symbol "TRD". Tribune has granted Salomon Smith Barney an over-allotment option to purchase up to .6 million (the remaining shares held by Tribune) additional DECS at the issue price.



Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     Tribune Company is filing herewith the following exhibits:

     (c) Exhibits.


Exhibit
Number   Description
-------  -----------
1        Underwriting Agreement, dated July 30, 1998, among Tribune Company, The
         Learning Company and Smith Barney Inc.

4.1 Form of First Supplemental Indenture between Tribune Company and Bank of Montreal Trust Company, as Trustee.

4.2      Form of Global Note

99.1     Form of Securities Loan Agreement between Tribune Company and Smith
         Barney Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                TRIBUNE COMPANY
                                (Registrant)


Date: August 4, 1998            By: /s/ Donald C. Grenesko
                                    ---------------------------------
                                    Name: Donald C. Grenesko
                                    Title: Senior Vice President/
                                    Finance and Administration



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                                 EXHIBIT INDEX


Exhibit Number          Description of Exhibit
--------------          ----------------------
1                       Underwriting Agreement, dated July 30, 1998,
                        among Tribune Company, The Learning Company and Smith
                        Barney Inc.

4.1                     Form of First Supplemental Indenture between
                        Tribune Company and Bank of Montreal Trust Company, as Trustee.

4.2                     Form of Global Note

99.1 Form of Securities Loan Agreement between Tribune Company and Smith Barney Inc.